UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2020
UNITED STATES CELLULAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09712	62-1147325
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
8410 West Bryn Mawr, Chicago, Illinois 60631
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (773) 399-8900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $1 par value	USM	New York Stock Exchange
6.95% Senior Notes due 2060	UZA	New York Stock Exchange
7.25% Senior Notes due 2063	UZB	New York Stock Exchange
7.25% Senior Notes due 2064	UZC	New York Stock Exchange
6.25% Senior Notes due 2069	UZD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement

On November 30, 2020, United States Cellular Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives (the “Representatives”) of the several underwriters named therein (the “Underwriters”), and a related Terms Agreement (the “Terms Agreement”) among the Company and the Representatives, pursuant to which the Company agreed to sell to the Underwriters, and the Underwriters agreed to purchase from the Company, subject to the satisfaction of the terms and conditions set forth in the Underwriting Agreement, $500,000,000 aggregate principal amount of the Company’s 5.500% Senior Notes due 2070 (the “Notes”). The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, and termination provisions. In addition, the Company has agreed to indemnify the Underwriters against certain liabilities on customary terms. Copies of the Underwriting Agreement and the Terms Agreement are attached hereto as Exhibit 1.1 and Exhibit 1.2, respectively, and are incorporated herein by reference thereto.

The closing and settlement of $500,000,000 aggregate principal amount of the Notes occurred on December 2, 2020. The Notes mature on March 1, 2070 and bear interest at the rate of 5.500% per annum, payable quarterly in arrears on March 1, June 1, September 1 and December 1 of each year, beginning March 1, 2021. The Company may redeem the Notes, in whole or in part, at any time on and after March 1, 2026 at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest to, but not including, the redemption date. The Notes are our senior unsecured obligations and rank on a parity with all of our existing and future senior unsecured obligations. The Notes were issued pursuant to an Indenture dated as of June 1, 2002 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to BNY Midwest Trust Company), as trustee (the “Trustee”), as supplemented by the Tenth Supplemental Indenture dated December 2, 2020 (the “Tenth Supplemental Indenture”). Copies of the Indenture and the Tenth Supplemental Indenture are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated herein by reference thereto.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the respective documents incorporated by reference herein.

The Trustee and certain of the Underwriters are affiliates of banks with which the Company and its subsidiaries maintain ordinary banking relationships, including, in certain cases, credit facilities.

Item 8.01. Other Events

The Notes were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-248453), including the prospectus forming a part thereof. On November 30, 2020, the Company filed with the Securities and Exchange Commission a prospectus supplement to the prospectus pursuant to Rule 424(b)(5) under the Securities Act, relating to the offering of the Notes.

On December 1, 2020, the Company announced that it had priced the offering of the Notes. The Company’s press release issued on December 1, 2020 relating to such announcement is attached as Exhibit 99.1 and incorporated herein by reference thereto.

A copy of the opinion of Sidley Austin LLP relating to the legality of the Notes issued and sold in the offering is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description of Exhibits
1.1
Underwriting Agreement, dated as of November 30, 2020, among the Company and BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to the Company’s 5.500% Senior Notes due 2070.

1.2
Terms Agreement, dated as of November 30, 2020 among the Company and BofA Securities, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters, relating to the Company’s 5.500% Senior Notes due 2070.

4.1
Indenture dated as of June 1, 2002 between the Registrant and The Bank of New York Mellon Trust Company, N.A. (formerly known as the Bank of New York Trust Company, N.A., as successor to BNY Midwest Trust Company), is hereby incorporated by reference from Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (Registration No. 333-188971).

4.2
Tenth Supplemental Indenture dated as of December 2, 2020 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to BNY Midwest Trust Company), the form of which is hereby incorporated by reference from Exhibit 2 to the Company’s Registration Statement on Form 8-A dated and filed on December 2, 2020.

5.1	Opinion of Sidley Austin LLP relating to legality of the Notes.

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

99.1	Press Release dated December 1, 2020.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES CELLULAR CORPORATION
(Registrant)

Date:	December 2, 2020	By:	/s/ Douglas W. Chambers
Douglas W. Chambers
Executive Vice President, Chief Financial Officer and Treasurer
(principal financial officer)